    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 1996

                                            REGISTRATION STATEMENT NO. 333-13097
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 3

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             DESIGNER HOLDINGS LTD.
                             DESIGNER FINANCE TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

           DELAWARE                         2339                        13-3818542
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)   CLASSIFICATION CODE NUMBER)      IDENTIFICATION NUMBER)

                                 1385 BROADWAY
                            NEW YORK, NEW YORK 10018
                                 (212) 556-9600
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                              JOHN J. JONES, ESQ.
                                GENERAL COUNSEL
                             DESIGNER HOLDINGS LTD.
                            1385 BROADWAY, 3RD FLOOR
                            NEW YORK, NEW YORK 10018
                                 (212) 556-9600
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

           VINCENT J. PISANO, ESQ.                      WILLIAM M. HARTNETT, ESQ.
   SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP              CAHILL GORDON & REINDEL
               919 THIRD AVENUE                             EIGHTY PINE STREET
           NEW YORK, NEW YORK 10022                      NEW YORK, NEW YORK 10005
             TEL: (212) 735-3000                           TEL: (212) 701-3000
             FAX: (212) 735-2000                           FAX: (212) 269-5420

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box: [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]
                            ------------------------

     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     Set forth below is a table of the registration fee for the Securities and Exchange Commission, the filing fee for the National Association of Securities Dealers, Inc., the listing fee for New York Stock Exchange and estimates of all other expenses to be incurred in connection with the issuance and distribution of the securities described in this Registration Statement, other than underwriting discounts and commissions:

    SEC registration fee.....................................................  $   39,656
    NASD filing fee..........................................................      12,000
    NYSE Listing fee.........................................................      51,700
    Blue sky fees and expenses...............................................      15,000
    Trustee fees.............................................................      15,000
    Printing expenses........................................................     185,000
    Legal fees and expenses..................................................     400,000
    Accounting fees and expenses.............................................     175,000
    Transfer agent and registrar fees........................................      15,000
    Miscellaneous............................................................      91,644
                                                                               ----------
              Total..........................................................  $1,000,000
                                                                                =========

ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Pursuant to Section 145 of the General Corporation Law of Delaware (the "Delaware Corporation Law") Article VIII of the By-laws of the Registrant, a copy of which is filed as Exhibit 3.2 to this Registration Statement, provides that the Registrant shall indemnify any person in connection with the defense or settlement of any threatened, pending or completed legal proceeding (other than a legal proceeding by or in the right of the Registrant) by reason of the fact that he is or was a director or officer of the Registrant or is or was a director or officer of the Registrant serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership or other enterprise against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with the defense or settlement of such legal proceedings if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe that his conduct was unlawful. If the legal proceeding, however, is by or in the right of the Registrant, the director or officer may be indemnified by the Registrant against expenses (including attorney's fees) actually and reasonably incurred in connection with the defense or settlement of such legal proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and except that he may not be indemnified in respect of any claim, issue or matter as to which he shall have been adjudged to be liable to the Registrant unless a court determines otherwise.

     Article VIII of the Registrant's By-laws allows the Registrant to maintain director and officer liability insurance on behalf of any person who is or was a director or officer of the Registrant or such person who serves or served as a director, officer, agent or employee, at another corporation, partnership or other enterprise at the request of the Registrant.

     Pursuant to Section 102(b)(7) of the Delaware Corporation Law, Article Sixth of the Certificate of Incorporation of the Registrant, a copy of which is filed as Exhibit 3.1 to this Registration Statement, provides that no director of the Registrant shall be personally liable to the Registrant or its shareholders for monetary damages for any breach of his fiduciary duty as a director; provided, however, that such clause shall not apply to any liability of a director (1) for any breach of his duty of loyalty to the Registrant or its stockholders, (2) for acts or omissions that are not in good faith or involve intentional misconduct or a knowing violation of the law, (3) under Section 174 of the Delaware Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit.

     The Company has purchased an insurance policy covering indemnification of directors and officers of the Registrant against certain liabilities arising under the Securities Act that might be incurred by them in such capacities.

ITEM 15.  RECENT SALES OF UNREGISTERED SECURITIES.

     On March 27, 1995, Designer sold 1,000 (which, pursuant to a stock split as of April 22, 1996 currently equals 24,233,868) shares of Common Stock to the Principal Stockholder for $40,000,000 in reliance on Section 4(2) of the Securities Act of 1933. On April 22, 1996, Designer sold 1,275,466 shares of non-voting common stock to Calvin Klein, Inc., in reliance on Section 4(2) of the Securities Act of 1933. See "Business -- CKJ License."

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits:


 EXHIBIT
   NO.                                        DESCRIPTION
---------  ----------------------------------------------------------------------------------
     *1.1  Form of Purchase Agreement.
      3.1  Certificate of Incorporation of the Registrant; incorporated by reference to
           Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No.
           333-2236).
      3.2  By-Laws of Registrant; incorporated by reference to Exhibit 3.2 to the Company's
           Registration Statement on Form S-1 (File No. 333-2236).
      4.1  Specimen Certificate of Common Stock; incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-2236).
     *4.2  Certificate of Trust of Designer Finance Trust.
     *4.3  Form of Amended and Restated Declaration of Trust of Designer Finance Trust among
           Designer Holdings Ltd., as Sponsor, IBJ Schroder Bank & Trust Company, as Property
           Trustee, Delaware Trust Company, as Delaware Trustee and Merril M. Halpern and
           Arnold H. Simon, as Trustees.
     *4.4  Form of Indenture between Designer Holdings Ltd. and IBJ Schroder Bank & Trust
           Company, as Indenture Trustee.
     *4.5  Form of Preferred Security (included in Exhibit A-1 to Exhibit 4.3 above).
     *4.6  Form of Convertible Debenture (included in Exhibit A to Exhibit 4.4 above).
     *4.7  Form of Preferred Securities Guarantee Agreement between Designer Holdings Ltd., as Guarantor, and IBJ Schroder Bank & Trust Company, as Guarantee Trustee with respect to the Preferred Securities of Designer Finance Trust.
     *5.1  Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
     *8.1  Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
     10.1  Form of Registration Rights Agreement; incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-1 (File No. 333-2236).
     10.2  Financing Agreement dated as of April 28, 1995 (the "Credit Agreement") by and among New Rio, L.L.C., Denim Holdings Inc., Jeanswear Holdings, Inc., Rio
           Sportswear, Inc., Calvin Klein Jeanswear Company, the Lenders referred to therein and The CIT Group/Commercial Services, Inc. as Agent; incorporated by reference to
           Exhibit 10.2 to the Company's Registration Statement on Form S-1 (File No.
           333-2236).
     10.3  Third Amendment to the Credit Agreement, dated as of March 29, 1996; incorporated by reference to Exhibit 10.3 to the Company's Registration Statement on Form S-1
           (File No. 333-2236).
    *10.4  Fourth Amendment to the Credit Agreement, dated as of September 30, 1996.
     10.5  Third Supplemental Funding Agreement to the Credit Agreement dated January 16,
           1996; incorporated by reference to Exhibit 10.5 to the Company's Registration
           Statement on Form S-1 (File No. 333-2236).


---------------
 * Previously filed.

 EXHIBIT
   NO.                                        DESCRIPTION
---------  ----------------------------------------------------------------------------------
     10.6  Factoring Agreement dated as of August 24, 1994 between Rio Sportswear, Inc. and
           The CIT Group/BCC, Inc.; incorporated by reference to Exhibit 10.6 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).
     10.7  Letter Amendment dated as of August 24, 1994 to the Factoring Agreement between
           Rio Sportswear, Inc. and The CIT Group/BCC, Inc.; incorporated by reference to
           Exhibit 10.7 to the Company's Registration Statement on Form S-1 (File No.
           333-2236).
     10.8  Factoring Agreement dated as of August 4, 1994 between Calvin Klein Jeanswear
           Company and The CIT Group/BCC, Inc.; incorporated by reference to Exhibit 10.8 to the Company's Registration Statement on Form S-1 (File No. 333-2236).
     10.9  Intercreditor Agreement and Assignment of Factoring Proceeds dated as of April 28,
           1995 between Rio Sportswear, Inc. and The CIT Group/Commercial Services, Inc.;
           incorporated by reference to Exhibit 10.9 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.10  Intercreditor Agreement and Assignment of Factoring Proceeds dated as of April 28,
           1995 between Calvin Klein Jeanswear Company and The CIT Group/Commercial Services,
           Inc.; incorporated by reference to Exhibit 10.10 to the Company's Registration
           Statement on Form S-1 (File No. 333-2236).
    10.11  Subordinated Loan Agreement dated as of April 28, 1995 by and among BIB Holdings
           (Bermuda) Ltd., Denim Holdings, Inc., and New Rio, L.L.C.; incorporated by reference to Exhibit 10.11 to the Company's Registration Statement on Form S-1
           (File No. 333-2236).
    10.12  Asset Purchase Agreement dated as of July 8, 1994 among Calvin Klein Jeanswear
           Company, Abbeville Acquisition Company, Kaijay Acquisition Company, Calvin Klein
           Sport, Inc. and Kaijay Pants Co., Inc.; incorporated by reference to Exhibit 10.12 to the Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.13  License Agreement dated as of August 20, 1987 (the "Bill Blass License Agreement")
           by and between Bill Blass, Ltd. and Rio Sportswear, Inc.; incorporated by reference to Exhibit 10.13 to the Company's Registration Statement on Form S-1
           (File No. 333-2236).
    10.14  Amendment to the Bill Blass License Agreement dated as of May 27, 1992;
           incorporated by reference to Exhibit 10.14 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.15  Amendment to the Bill Blass License Agreement dated as of June 1, 1992;
           incorporated by reference to Exhibit 10.15 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.16  Amendment to the Bill Blass License Agreement dated as of January 27, 1993;
           incorporated by reference to Exhibit 10.16 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.17  Amendment to the Bill Blass License Agreement dated as of March 30, 1994;
           incorporated by reference to Exhibit 10.17 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.18  Amendment to the Bill Blass License Agreement dated as of May 19, 1994;
           incorporated by reference to Exhibit 10.18 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.19  Amendment to the Bill Blass License Agreement dated as of December 7,1994;
           incorporated by reference to Exhibit 10.19 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.20  License Agreement dated as of August 4, 1994 (the "Calvin Klein License
           Agreement") between Calvin Klein, Inc. and Calvin Klein Jeanswear Company;
           incorporated by reference to Exhibit 10.20 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.21  Amendment to the Calvin Klein License Agreement dated as of December 7, 1994;
           incorporated by reference to Exhibit 10.21 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.22  Amendment to the Calvin Klein License Agreement dated as of January 10, 1995;
           incorporated by reference to Exhibit 10.22 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).

---------------
 * Previously filed.

 EXHIBIT
   NO.                                        DESCRIPTION
---------  ----------------------------------------------------------------------------------
    10.23  Amendment to the Calvin Klein License Agreement dated as of February 28, 1995;
           incorporated by reference to Exhibit 10.23 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.24  Agreement dated as of December 12, 1995 by and between Rio Sportswear, Inc. and
           Commerce Clothing Company, LLC; incorporated by reference to Exhibit 10.24 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.25  Distributorship Agreement dated as of February 1996, between Calvin Klein
           Jeanswear Company, Commerce Clothing Company LLC, and Calvin Klein, Inc.;
           incorporated by reference to Exhibit 10.25 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.26  Designer Holdings Ltd. 1996 Stock Option and Incentive Plan; incorporated by reference to Exhibit 10.26 to the Company's Registration Statement on Form S-1
           (File No. 333- 2236).
    10.27  Employment Agreement between New Rio Sportswear Inc., Calvin Klein Jeanswear
           Company and Maurice Dickson, as amended; incorporated by reference to Exhibit
           10.27 to the Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.28  Employment Agreement between Calvin Klein Jeanswear Company and Daniel J.
           Gladstone, as amended; incorporated by reference to Exhibit 10.28 to the Company's
           Registration Statement on Form S-1 (File No. 333-2236).
    10.29  Agreement of Lease by and between Erika Realty Trust and Calvin Klein Jeanswear
           Company; incorporated by reference to Exhibit 10.29 to the Company's Registration
           Statement on Form S-1 (File No. 333-2236).
    10.30  Distribution Agreement dated September 7, 1995 between Calvin Klein Jeanswear and
           Floor Ready Company, L.L.C.; incorporated by reference to Exhibit 10.30 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.31  Distributorship Agreement dated as of June 26, 1995, between Calvin Klein
           Jeanswear Company, Western Glove Works R.S., and Calvin Klein, Inc.; incorporated by reference to Exhibit 10.31 to the Company's Registration Statement on Form S-1
           (File No. 333-2236).
    10.32  Lease Agreement dated as of April 28, 1995 between North Arlington Associates and
           Rio Sportswear, Inc.; incorporated by reference to Exhibit 10.32 to the Company's
           Registration Statement on Form S-1 (File No. 333-2236).
    10.33  Amendment to the Bill Blass License Agreement dated as of March 22, 1996;
           incorporated by reference to Exhibit 10.33 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.34  Employment Agreement between Designer Holdings Ltd., Calvin Klein Jeanswear
           Company and Arnold H. Simon; incorporated by reference to Exhibit 10.34 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.35  Employment Agreement between Designer Holdings Ltd., Calvin Klein Jeanswear
           Company and Debra Simon; incorporated by reference to Exhibit 10.35 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.36  Employment Agreement between Calvin Klein Jeanswear Company and New Rio
           Sportswear, Inc. and David Fidlon, as amended; incorporated by reference to
           Exhibit 10.36 to the Company's Registration Statement on Form S-1 (File No.
           333-2236).
    10.37  Employment Agreement between Designer Holdings Ltd., Calvin Klein Jeanswear
           Company and John J. Jones; incorporated by reference to Exhibit 10.37 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.38  Amendment to the Calvin Klein License Agreement dated as of April 22, 1996;
           incorporated by reference to Exhibit 10.38 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.39  Amendment to the Lease Agreement between North Arlington Associates and Rio
           Sportswear, Inc., dated as of February 22, 1996; incorporated by reference to
           Exhibit 10.39 to the Company's Registration Statement on Form S-1 (File No.
           333-2236).
    10.40  Stock Acquisition Agreement dated as of April 22, 1996 between Designer Holdings
           Ltd. and Calvin Klein Inc.; incorporated by reference to Exhibit 10.40 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).

---------------
 * Previously filed.

 EXHIBIT
   NO.                                        DESCRIPTION
---------  ----------------------------------------------------------------------------------
    10.41  Employment Agreement between Calvin Klein Jeanswear Company, Rio Sportswear, Inc.
           and Guy Kinberg; incorporated by reference to Exhibit 10.41 to the Company's
           Registration Statement on Form S-1 (File No. 333-2236).
    10.42  Jeanswear License Agreement, dated as of September 27, 1996, between Donna Karan
           Studio and the Registrant; specified portions of the publicly-filed copy of
           Exhibit 10.28 have been omitted and have been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
     12.1  Computation of Ratio of Earnings to Fixed Charges.
     16.1  Letter of Deloitte & Touche LLP, re change in certifying accountant; incorporated by reference to Exhibit 16.1 to the Company's Registration Statement on Form S-1
           (File No. 333-2236).
    *21.1  Subsidiaries of the Registrant.
    *23.1  Consent of Coopers & Lybrand L.L.P.
    *23.2  Consent of Deloitte & Touche L.L.P.
    *23.3  Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibits 5.1 and
           8.1).
     24.1  Power of Attorney (set forth on signature page of the Registration Statement).
    *25.1  Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of IBJ Schroder Bank & Trust Company, as Indenture Trustee under the
           Indenture.
    *25.2  Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of IBJ Schroder Bank & Trust Company, as Property Trustee under the
           Amended and Restated Declaration of Trust.
    *25.3  Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of IBJ Schroder Bank & Trust Company, as Guarantee Trustee under the
           Guarantee.


---------------
 * Previously filed.

     (b) Financial Statement Schedules:

        Schedule II -- Valuation and Qualifying Accounts

ITEM 17.  UNDERTAKINGS

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 30, 1996.

                                          DESIGNER HOLDINGS LTD.


                                          By:          MAURICE DICKSON
                                             -----------------------------------
                                                      Maurice Dickson
                                               Treasurer and Chief Financial
                                                           Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on October 30, 1996.

                   SIGNATURE                                         TITLE
-----------------------------------------------    ------------------------------------------
                ARNOLD H. SIMON*                      President, Chief Executive
-----------------------------------------------          Officer and Director
                Arnold H. Simon


                MAURICE DICKSON                          Treasurer and Chief
-----------------------------------------------           Financial Officer
                Maurice Dickson

                 DAVID FIDLON*                          Controller and Chief
-----------------------------------------------          Accounting Officer
                 David Fidlon

               MERRIL M. HALPERN*                         Chairman of the
-----------------------------------------------          Board of Directors
               Merril M. Halpern

                  DEBRA SIMON*                         Executive Vice President
-----------------------------------------------             and Director
                  Debra Simon

              A. LAWRENCE FAGAN*                             Director
-----------------------------------------------
              A. Lawrence Fagan

                 PETER BROWN*                                Director
-----------------------------------------------
                 Peter Brown

           FREDERICK W. ZUCKERMAN*                           Director
-----------------------------------------------
            Frederick W. Zuckerman

*By:            MAURICE DICKSON
     ------------------------------------------
                Maurice Dickson
               Attorney-in-fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, Designer Finance Trust has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 30, 1996.

                                          DESIGNER FINANCE TRUST

                                          By:         MERRIL M. HALPERN
                                              ----------------------------------
                                               Merril M. Halpern, as Trustee


                                          By:          ARNOLD H. SIMON
                                              ----------------------------------
                                                Arnold H. Simon, as Trustee

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Designer Holdings Ltd.:

     In connection with our audits of the consolidated financial statements of Designer Holdings Ltd. as of December 31, 1995 and 1994 and for the year ended December 31, 1995 and the four months ended December 31, 1994 and the combined financial statements of the Predecessor Companies for the eight months ended August 25, 1994, we have also audited the financial statement schedule listed in
Item 16 herein.

     In our opinion, this financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information required to be included therein.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
February 29, 1996, except
for Note 1, the tenth paragraph of Note 11, the thirteenth paragraph of Note 13 and Note 16, for which the date is April 22, 1996

                             DESIGNER HOLDINGS LTD.

                SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS
                                 (IN THOUSANDS)

                                                          ADDITIONS
                                                  -------------------------
                                   BALANCE AT     CHARGED TO     CHARGED TO                        BALANCE AT
                                   BEGINNING      COSTS AND        OTHER                             END OF
           DESCRIPTION             OF PERIOD       EXPENSES       ACCOUNTS      DEDUCTIONS(A)        PERIOD
---------------------------------  ----------     ----------     ----------     --------------     ----------
PREDECESSOR COMPANIES (COMBINED)
Year ended December 31, 1993:
  Allowance for doubtful
     accounts, sales returns,
     discounts and other
     credits.....................    $  824                                          $ 26           $    798
                                      =====         =======        =======            ===            =======
Eight months ended August 25,
  1994:
  Allowance for doubtful
     accounts, sales returns,
     discounts and other
     credits.....................    $  798        $      7                                         $    805
                                      =====         =======        =======            ===            =======
THE COMPANY (CONSOLIDATED)
Four months ended December 31,
  1994:
  Allowance for doubtful
     accounts, sales returns,
     discounts and other
     credits.....................    $  805        $    891                                         $  1,696
                                      =====         =======        =======            ===            =======
Year ended December 31, 1995:
  Allowance for doubtful
     accounts, sales returns,
     discounts and other
     credits.....................    $1,696        $ 12,300                                         $ 13,996
                                      =====         =======        =======            ===            =======

---------------
(A) Represents recoveries of accounts previously charged off.

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                                        DESCRIPTION
---------  ----------------------------------------------------------------------------------
     *1.1  Form of Purchase Agreement.
      3.1  Certificate of Incorporation of the Registrant; incorporated by reference to
           Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No.
           333-2236).
      3.2  By-Laws of Registrant; incorporated by reference to Exhibit 3.2 to the Company's
           Registration Statement on Form S-1 (File No. 333-2236).
      4.1  Specimen Certificate of Common Stock; incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-2236).
     *4.2  Certificate of Trust of Designer Finance Trust.
     *4.3  Form of Amended and Restated Declaration of Trust of Designer Finance Trust among
           Designer Holdings Ltd., as Sponsor, IBJ Schroder Bank & Trust Company, as Property
           Trustee, Delaware Trust Company, as Delaware Trustee and Merril M. Halpern and
           Arnold H. Simon, as Trustees.
     *4.4  Form of Indenture between Designer Holdings Ltd. and IBJ Schroder Bank & Trust
           Company, as Indenture Trustee.
     *4.5  Form of Preferred Security (included in Exhibit A-1 to Exhibit 4.3 above).
     *4.6  Form of Convertible Debenture (included in Exhibit A to Exhibit 4.4 above).
     *4.7  Form of Preferred Securities Guarantee Agreement between Designer Holdings Ltd., as Guarantor, and IBJ Schroder Bank & Trust Company, as Guarantee Trustee with respect to the Preferred Securities of Designer Finance Trust.
     *5.1  Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
     *8.1  Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
     10.1  Form of Registration Rights Agreement; incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-1 (File No. 333-2236).
     10.2  Financing Agreement dated as of April 28, 1995 (the "Credit Agreement") by and among New Rio, L.L.C., Denim Holdings Inc., Jeanswear Holdings, Inc., Rio
           Sportswear, Inc., Calvin Klein Jeanswear Company, the Lenders referred to therein and The CIT Group/Commercial Services, Inc. as Agent; incorporated by reference to
           Exhibit 10.2 to the Company's Registration Statement on Form S-1 (File No.
           333-2236).
     10.3  Third Amendment to the Credit Agreement, dated as of March 29, 1996; incorporated by reference to Exhibit 10.3 to the Company's Registration Statement on Form S-1
           (File No. 333-2236).
    *10.4  Fourth Amendment to the Credit Agreement, dated as of September 30, 1996.
     10.5  Third Supplemental Funding Agreement to the Credit Agreement dated January 16,
           1996; incorporated by reference to Exhibit 10.5 to the Company's Registration
           Statement on Form S-1 (File No. 333-2236).
     10.6  Factoring Agreement dated as of August 24, 1994 between Rio Sportswear, Inc. and
           The CIT Group/BCC, Inc.; incorporated by reference to Exhibit 10.6 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).
     10.7  Letter Amendment dated as of August 24, 1994 to the Factoring Agreement between
           Rio Sportswear, Inc. and The CIT Group/BCC, Inc.; incorporated by reference to
           Exhibit 10.7 to the Company's Registration Statement on Form S-1 (File No.
           333-2236).
     10.8  Factoring Agreement dated as of August 4, 1994 between Calvin Klein Jeanswear
           Company and The CIT Group/BCC, Inc.; incorporated by reference to Exhibit 10.8 to the Company's Registration Statement on Form S-1 (File No. 333-2236).
     10.9  Intercreditor Agreement and Assignment of Factoring Proceeds dated as of April 28,
           1995 between Rio Sportswear, Inc. and The CIT Group/Commercial Services, Inc.;
           incorporated by reference to Exhibit 10.9 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).


---------------

* Previously filed.

 EXHIBIT
   NO.                                        DESCRIPTION
---------  ----------------------------------------------------------------------------------
    10.10  Intercreditor Agreement and Assignment of Factoring Proceeds dated as of April 28,
           1995 between Calvin Klein Jeanswear Company and The CIT Group/Commercial Services,
           Inc.; incorporated by reference to Exhibit 10.10 to the Company's Registration
           Statement on Form S-1 (File No. 333-2236).
    10.11  Subordinated Loan Agreement dated as of April 28, 1995 by and among BIB Holdings
           (Bermuda) Ltd., Denim Holdings, Inc., and New Rio, L.L.C.; incorporated by reference to Exhibit 10.11 to the Company's Registration Statement on Form S-1
           (File No. 333-2236).
    10.12  Asset Purchase Agreement dated as of July 8, 1994 among Calvin Klein Jeanswear
           Company, Abbeville Acquisition Company, Kaijay Acquisition Company, Calvin Klein
           Sport, Inc. and Kaijay Pants Co., Inc.; incorporated by reference to Exhibit 10.12 to the Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.13  License Agreement dated as of August 20, 1987 (the "Bill Blass License Agreement")
           by and between Bill Blass, Ltd. and Rio Sportswear, Inc.; incorporated by reference to Exhibit 10.13 to the Company's Registration Statement on Form S-1
           (File No. 333-2236).
    10.14  Amendment to the Bill Blass License Agreement dated as of May 27, 1992;
           incorporated by reference to Exhibit 10.14 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.15  Amendment to the Bill Blass License Agreement dated as of June 1, 1992;
           incorporated by reference to Exhibit 10.15 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.16  Amendment to the Bill Blass License Agreement dated as of January 27, 1993;
           incorporated by reference to Exhibit 10.16 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.17  Amendment to the Bill Blass License Agreement dated as of March 30, 1994;
           incorporated by reference to Exhibit 10.17 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.18  Amendment to the Bill Blass License Agreement dated as of May 19, 1994;
           incorporated by reference to Exhibit 10.18 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.19  Amendment to the Bill Blass License Agreement dated as of December 7,1994;
           incorporated by reference to Exhibit 10.19 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.20  License Agreement dated as of August 4, 1994 (the "Calvin Klein License
           Agreement") between Calvin Klein, Inc. and Calvin Klein Jeanswear Company;
           incorporated by reference to Exhibit 10.20 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.21  Amendment to the Calvin Klein License Agreement dated as of December 7, 1994;
           incorporated by reference to Exhibit 10.21 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.22  Amendment to the Calvin Klein License Agreement dated as of January 10, 1995;
           incorporated by reference to Exhibit 10.22 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.23  Amendment to the Calvin Klein License Agreement dated as of February 28, 1995;
           incorporated by reference to Exhibit 10.23 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.24  Agreement dated as of December 12, 1995 by and between Rio Sportswear, Inc. and
           Commerce Clothing Company, LLC; incorporated by reference to Exhibit 10.24 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.25  Distributorship Agreement dated as of February 1996, between Calvin Klein
           Jeanswear Company, Commerce Clothing Company LLC, and Calvin Klein, Inc.;
           incorporated by reference to Exhibit 10.25 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.26  Designer Holdings Ltd. 1996 Stock Option and Incentive Plan; incorporated by reference to Exhibit 10.26 to the Company's Registration Statement on Form S-1
           (File No. 333- 2236).

 EXHIBIT
   NO.                                        DESCRIPTION
---------  ----------------------------------------------------------------------------------
    10.27  Employment Agreement between New Rio Sportswear Inc., Calvin Klein Jeanswear
           Company and Maurice Dickson, as amended; incorporated by reference to Exhibit
           10.27 to the Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.28  Employment Agreement between Calvin Klein Jeanswear Company and Daniel J.
           Gladstone, as amended; incorporated by reference to Exhibit 10.28 to the Company's
           Registration Statement on Form S-1 (File No. 333-2236).
    10.29  Agreement of Lease by and between Erika Realty Trust and Calvin Klein Jeanswear
           Company; incorporated by reference to Exhibit 10.29 to the Company's Registration
           Statement on Form S-1 (File No. 333-2236).
    10.30  Distribution Agreement dated September 7, 1995 between Calvin Klein Jeanswear and
           Floor Ready Company, L.L.C.; incorporated by reference to Exhibit 10.30 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.31  Distributorship Agreement dated as of June 26, 1995, between Calvin Klein
           Jeanswear Company, Western Glove Works R.S., and Calvin Klein, Inc.; incorporated by reference to Exhibit 10.31 to the Company's Registration Statement on Form S-1
           (File No. 333-2236).
    10.32  Lease Agreement dated as of April 28, 1995 between North Arlington Associates and
           Rio Sportswear, Inc.; incorporated by reference to Exhibit 10.32 to the Company's
           Registration Statement on Form S-1 (File No. 333-2236).
    10.33  Amendment to the Bill Blass License Agreement dated as of March 22, 1996;
           incorporated by reference to Exhibit 10.33 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.34  Employment Agreement between Designer Holdings Ltd., Calvin Klein Jeanswear
           Company and Arnold H. Simon; incorporated by reference to Exhibit 10.34 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.35  Employment Agreement between Designer Holdings Ltd., Calvin Klein Jeanswear
           Company and Debra Simon; incorporated by reference to Exhibit 10.35 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.36  Employment Agreement between Calvin Klein Jeanswear Company and New Rio
           Sportswear, Inc. and David Fidlon, as amended; incorporated by reference to
           Exhibit 10.36 to the Company's Registration Statement on Form S-1 (File No.
           333-2236).
    10.37  Employment Agreement between Designer Holdings Ltd., Calvin Klein Jeanswear
           Company and John J. Jones; incorporated by reference to Exhibit 10.37 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.38  Amendment to the Calvin Klein License Agreement dated as of April 22, 1996;
           incorporated by reference to Exhibit 10.38 to the Company's Registration Statement
           on Form S-1 (File No. 333-2236).
    10.39  Amendment to the Lease Agreement between North Arlington Associates and Rio
           Sportswear, Inc., dated as of February 22, 1996; incorporated by reference to
           Exhibit 10.39 to the Company's Registration Statement on Form S-1 (File No.
           333-2236).
    10.40  Stock Acquisition Agreement dated as of April 22, 1996 between Designer Holdings
           Ltd. and Calvin Klein Inc.; incorporated by reference to Exhibit 10.40 to the
           Company's Registration Statement on Form S-1 (File No. 333-2236).
    10.41  Employment Agreement between Calvin Klein Jeanswear Company, Rio Sportswear, Inc.
           and Guy Kinberg; incorporated by reference to Exhibit 10.41 to the Company's
           Registration Statement on Form S-1 (File No. 333-2236).
    10.42  Jeanswear License Agreement, dated as of September 27, 1996, between Donna Karan
           Studio and the Registrant; specified portions of the publicly-filed copy of
           Exhibit 10.28 have been omitted and have been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
     12.1  Computation of Ratio of Earnings to Fixed Charges.
     16.1  Letter of Deloitte & Touche LLP, re change in certifying accountant; incorporated by reference to Exhibit 16.1 to the Company's Registration Statement on Form S-1
           (File No. 333-2236).
    *21.1  Subsidiaries of the Registrant.

---------------

 Previously filed.

   NO.                                        DESCRIPTION
---------  ----------------------------------------------------------------------------------
    *23.1  Consent of Coopers & Lybrand L.L.P.
    *23.2  Consent of Deloitte & Touche L.L.P.
    *23.3  Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibits 5.1 and
           8.1).
     24.1  Power of Attorney (set forth on signature page of the Registration Statement).
    *25.1  Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of IBJ Schroder Bank & Trust Company, as Indenture Trustee under the
           Indenture.
    *25.2  Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of IBJ Schroder Bank & Trust Company, as Property Trustee under the
           Amended and Restated Declaration of Trust.
    *25.3  Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of IBJ Schroder Bank & Trust Company, as Guarantee Trustee under the
           Guarantee.


---------------
 * Previously filed.

     (b) Financial Statement Schedules:

        Schedule II -- Valuation and Qualifying Accounts